LIMITED POWER OF ATTORNEY
FOR SECTION 16(a) REPORTING

       KNOW ALL PERSONS BY THESE PRESENTS,
that the undersigned hereby makes,
constitutes and appoints
Sarah Dods, Scott Siamas,
 Lisa Yun, Ryan Guerrero,
Katherine Huynh, Anisha Mehta
and Ariel Gaknoki, and each of them,
 as the undersigned's true
and lawful attorney-in-fact
(the "Attorney-in-Fact"),
with full power of substitution
and resubstitution, with the
 power to act alone for
the undersigned and in
the undersigned's name,
place and stead, in
any and all capacities
to:

1. prepare, execute
and file with the Securities
 and Exchange Commission,
any securities exchange or
securities quotation system
and salesforce.com, inc. (the "Company") any and all reports (including any amendment thereto) of the undersigned required or considered advisable under Section 16(a)
 of the Securities Exchange Act of 1934
(the "Exchange Act") and the rules and
regulations thereunder, with respect to
 the equity securities of the Company,
including Form ID, including any amendments thereto, and any other documents necessary or appropriate to obtain EDGAR codes and passwords and Forms 3, 4 and 5; and

2. obtain, as the
undersigned's representative
and on the undersigned's behalf,
 information regarding transactions
 in the Company's equity securities
 from any third party, and the
undersigned hereby authorizes any
 such third party to release
any such information to the
Attorney-in-Fact.
 The undersigned acknowledges
 that:

1. this Limited Power of Attorney
 authorizes, but does not require,
 the Attorney-in-Fact to act at
 his or her discretion on
 information provided to
such Attorney-in-Fact without
 independent verification of
such information;

2. any documents prepared or
 executed by the Attorney-in-Fact
 on behalf of the undersigned
pursuant to this Limited Power of Attorney will be in such form and will contain such information as the Attorney-in-Fact, in his or her discretion, deems necessary or desirable;

3. neither the Company nor the
 Attorney-in-Fact assumes any
 liability for the undersigned's
 responsibility to comply with
 the requirements of Section 16
 of the Exchange Act, any liability
 of the undersigned for any failure
 to comply with such requirements,
 or any liability of the undersigned
for disgorgement of profits under
 Section 16(b) of the Exchange Act; and

4. this Limited Power of Attorney
 does not relieve the undersigned
 from responsibility for compliance
with the undersigned's obligations
under Section 16 of the Exchange Act,
 including, without limitation,
 the reporting requirements under
 Section 16(a) of the Exchange Act.
 The undersigned hereby
 grants to the Attorney-in-Fact
 full power and authority to do
 and perform each and every act
 and thing requisite, necessary
or convenient to be done in
 connection with the foregoing,
 as fully, to all intents and
purposes, as the undersigned
might or could do in person,
 hereby ratifying and confirming
 all that the Attorney-in-Fact,
 or his or her substitute or
substitutes, shall lawfully
do or cause to be done by
 authority of this Limited Power of Attorney.
 This Limited Power
 of Attorney shall remain
 in full force and effect
 until the undersigned is
no longer required to file
Forms 4 or 5 with respect
 to the undersigned's
 transactions in equity
securities of the Company,
 unless earlier revoked by
the undersigned in a signed
 writing delivered to the
Attorney-in-Fact.
 	This Limited Power
 of Attorney shall be governed
 and construed in accordance
 with the laws of the State
 of California without regard
 to conflict-of-law principles.
   IN WITNESS WHEREOF, the
undersigned has executed this
 Limited Power of Attorney
 as of December 1, 2021.

Signature:  /s/ Laura Alber
Print Name:  Laura Alber